SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 May 24, 2004
______________________________________________________________________________
                       (Date of earliest event reported)



                               CFS Bancorp, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



      Delaware                       000-24611            35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



707 Ridge Road, Munster, Indiana                                    46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                                  (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     On May 24, 2004, the Audit Committee of the Board of Directors of CFS Bancorp, Inc. ("the Company") notified Crowe Chizek and Company LLC that they have been engaged to serve as the Company's independent public accountants, and notified Ernst & Young LLP that they have been dismissed as the Company's independent public accountants, effective immediately. The appointment of Crowe Chizek and Company LLC and the dismissal of Ernst & Young LLP were effected by the Audit Committee.

     Ernst & Young LLP performed audits of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002. Ernst & Young LLP's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2003, and from December 31, 2003 through the effective date of Ernst & Young LLP's termination, there have been no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Ernst & Young LLP to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)
(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended, have occurred during the two years ended December 31, 2003, or through the effective date of Ernst & Young LLP's termination.

     During the two years ended December 31, 2003, and from December 31, 2003 until the effective date of their dismissal, Ernst & Young LLP did not advise the Company of any of the following matters:

          1. That the internal controls necessary for the Company to develop reliable financial statements did not exist;

          2. That information had come to Ernst & Young LLP's attention that had led it to no longer be able to rely on management's representations or that had made it unwilling to be associated with the financial statements prepared by management;

          3. That there was a need to expand significantly the scope of the audit of the Company or that information had come to Ernst & Young LLP's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously issued audit report or underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including

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               information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Company's financial statements and that, due to its dismissal, Ernst & Young LLP did not so expand the scope of its audit or conduct such further investigation;

          4. That information had come to Ernst & Young LLP's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

     The Company requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not Ernst & Young LLP agreed with the statements made by the Company set forth above, and if not, stating the respects in which Ernst & Young LLP did not agree. The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. Ernst & Young LLP has furnished a letter addressed to the SEC dated May 25, 2004, stating that it agrees with the above statements, a copy of which is attached hereto as
Exhibit 16.

     During the two years ended December 31, 2003 and from December 31, 2003 through engagement of Crowe Chizek and Company LLC as the Company's independent accountant, neither the Company nor anyone on its behalf has consulted Crowe Chizek and Company LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Ernst & Young LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K promulgated by the SEC.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits



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               The following exhibit is filed herewith.


          Exhibit Number           Description
          --------------           -----------

               16             Letter of Ernst & Young LLP

































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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CFS BANCORP, INC.



Date: May 26, 2004            By: /s/ Brian L. Goins
                                 ------------------------------
                                 Brian L. Goins
                                 Vice President-Corporate Counsel